Exhibit 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

2-15, 2002	/s/ Geoffrey Bloom

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1/20, 2002	/s/ Phillip D. Matthews

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1-21, 2002	/s/ Donald V. Fites

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1/18/02, 2002	/s/ Paul D. Schrage

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1/21, 2002	/s/ David P. Mehney

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1/25, 2002	/s/ Joseph A. Parini

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

1-24, 2002	/s/ David T. Kollat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

Jan. 23, 2002	/s/ Timothy J. O'Donovan

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 25, 2002	/s/ Elizabeth Sanders

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

Jan 27, 2002	/s/ Joan Parker

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

Jan 31st, 2002	/s/ Alberto L. Grimoldi

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2001, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

2/5, 2002	/s/ Daniel T. Carroll